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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                               Caminus Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                                              13-4081739
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(State of incorporation                              (IRS Employer
or organization)                                  Identification No.)

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                  747 Third Avenue, New York, New York 10017
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(Address of principal executive offices)              (Zip Code)

If this form relates to the registration          If this form relates to the registration
of a class of securities of the pursuant to       of a class of securities pursuant to
Section 12(b) Exchange Act and is effective       Section 12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c), please     pursuant to General Instruction A.(d), please
check the following box. [ ]                      check the following box. [ x ]


Securities Act registration statement file number to which this form relates: 333- 88437
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                                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class               Name of Each Exchange on Which
          to be so Registered               Each Class is to be Registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
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                                (Title of Class)


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Item 1:  Description of Registrant's Securities to be Registered.

      The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-88437) is incorporated herein by reference.

Item 2:  Exhibits.

      The following exhibits are filed herewith (or incorporated by reference as indicated below):

      1. Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

      2. Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Caminus Corporation

                                    By:   /s/Mark A. Herman
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                                          Mark A. Herman
                                          Vice President, Chief
                                          Financial Officer, Secretary
                                          and Treasurer

 November 12, 1999